UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09005

Name of Registrant: Vanguard Massachusetts Tax-Exempt Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2007– November 30, 2008

Item 1: Reports to Shareholders

>  For the fiscal year ended November 30, 2008, Vanguard Massachusetts Tax-Exempt Fund returned –2.72%.

>  The fund’s result lagged its benchmark index but outperformed the peer-group average.

>  During the 12-month period, municipal yields were extremely volatile, as spillover from the subprime credit crunch seeped into all corners of the fixed income market.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
About Your Fund’s Expenses	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2008
	Ticker	Total
	Symbol	Return
Vanguard Massachusetts Tax-Exempt Fund	VMATX	–2.72%
30-Day SEC Annualized Yield: 4.23%
Taxable-Equivalent Yield: 6.87%[1]
Barclays Capital 10 Year Municipal Bond Index		–0.42
Average Massachusetts Municipal Debt Fund[2]		–8.40

Your Fund’s Performance at a Glance
November 30, 2007–November 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Massachusetts Tax-Exempt Fund	$10.12	$9.44	$0.414	$0.000

1  This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35% and the maximum Commonwealth of Massachusetts income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

2  Derived from data provided by Lipper Inc.

Note: The Barclays Capital bond indexes were formerly known as Lehman Brothers indexes. The change followed Barclays’ acquisition of Lehman’s assets in September.

President’s Letter

Dear Shareholder,

Municipal securities experienced unusual volatility during the past 12 months as the global credit crunch reverberated through this typically sedate segment of the fixed income markets.

During this turbulent period, Vanguard Massachusetts Tax-Exempt Fund returned –2.72% for the 12 months ended November 30. As of November 30, the fund’s yield was 4.23% (up from 3.90% a year ago). For investors in the highest income tax bracket, the taxable-equivalent yield was 6.87%.

Please note: Although the fund’s income distributions are expected to be exempt from federal and Massachusetts state income taxes, a portion of these distributions may be subject to the alternative minimum tax (AMT). However, the Massachusetts Tax-Exempt Fund currently owns no bonds that would generate income subject to the AMT.

Amid economic uncertainty, bond investors preferred Treasuries

Credit markets remained unsettled throughout the 12-month period. Bond investors grew increasingly reluctant to lend to corporations and even creditworthy states and municipalities. Instead, investors preferred the liquidity and relative safety of U.S. Treasury securities. This tendency persisted throughout the year and intensified toward the close of the period, as demand for Treasuries drove their prices higher and yields lower. At the end of November, the yield of the shortest-term Treasuries neared 0%, and the yield of the 10-year note dipped below 3% for the first time in five decades, indicating a remarkable level of risk aversion for investors across the maturity spectrum.

The U.S. Federal Reserve Board responded to the credit crisis by creating new lending programs and dramatically easing monetary policy. During the year, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

For the 12 months, the broad taxable bond market returned 1.74%; the tax-exempt bond market returned –3.61%.

Stock market weakness was sharp and broad-based

Stock markets worldwide, including the U.S. stock market, registered some of the worst 12-month performances in many years. Stocks were weak throughout the year, but declines accelerated in September as the financial crisis deepened and several large financial institutions collapsed, received government assistance, or were taken over by competitors. Market volatility spiked, and daily stock market swings of several percentage points became common.

The effects of the financial crisis, which originated in the fixed income markets, continued to hamper the broader

Market Barometer
		Average Annual Total Returns
	Periods Ended November 30, 2008
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	1.74%	4.56%	4.10%
Barclays Capital Municipal Bond Index	–3.61	1.66	2.58
Citigroup 3-Month Treasury Bill Index	2.07	3.86	3.11

Stocks
Russell 1000 Index (Large-caps)	–38.98%	–9.10%	–1.43%
Russell 2000 Index (Small-caps)	–37.46	–10.13	–1.65
Dow Jones Wilshire 5000 Index (Entire market)	–38.84	–8.96	–1.16
MSCI All Country World Index ex USA (International)	–48.95	–6.84	3.37

CPI
Consumer Price Index	1.07%	2.44%	2.86%

economy. Unemployment increased, consumer confidence declined, and production levels fell. Shortly after the close of the fund’s fiscal year, the National Bureau of Economic Research (the body responsible for dating the nation’s business cycles) confirmed that the U.S. economy had been in recession since December 2007.

For the fund’s fiscal year, the broad U.S. stock market returned –38.84%. International stocks fared worse, returning –48.95%.

Credit crisis weighed on the muni market

A year ago, trouble in the fixed income market seemed largely contained to securities backed by subprime mortgages, which came under severe pressure as the housing market deteriorated. As the depth and extent of the subprime market’s weakness became clear, however, distress spread to just about every segment of the fixed income market, including municipal securities.

Consequently, the Massachusetts Tax-Exempt Fund returned –2.72% for the 12-month period, as the prices of almost all bonds that weren’t issued by the U.S. Treasury declined. Prices of longer-term bonds came under greater selling pressure during the fiscal year. As prices fell, of course, yields rose. The Massachusetts Tax-Exempt Fund ended the 12-month period with a yield that was higher than it was in the beginning of the period.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Massachusetts
		Municipal
	Fund	Debt Fund
Massachusetts Tax-Exempt Fund	0.13%	1.21%

1  The fund expense ratio shown is from the prospectus dated March 28, 2008. For the fiscal year ended November 30, 2008, the fund’s expense ratio was 0.12%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

Although the fund’s absolute returns were generally disappointing, the fund outperformed its peer group by a substantial margin. This difference reflects the commitment of the fund’s advisor, Vanguard Fixed Income Group, to high-quality securities and prudent portfolio management strategies, which helped protect shareholders from the worst of the market’s upheaval during the past year.

Prudent management and low costs have delivered strong returns

Just as they did during the past 12 months, the advisor’s diligent credit analysis, emphasis on high quality and liquidity, and efforts to keep the portfolio’s exposure to interest rate risk generally in line with that of its market segment have led to peer-beating returns over the past ten years.

For the nearly ten-year period from the fund’s inception on December 9, 1998, to November 30, 2008, the Massachusetts Tax-Exempt Fund earned an average annual return of 3.91%, which would have transformed a hypothetical initial investment of $10,000 into $14,659. By comparison, the average return for competing funds would have produced a return of $12,971 for the same period. The Massachusetts Tax-Exempt Fund also benefited from the skill and strategy of the fund’s experienced advisor as well as Vanguard’s low costs.

Total Returns
December 9, 1998,[1] Through November 30, 2008
	Average Annual Return
		Average
	Vanguard	Competing
	Fund	Fund[2]
Massachusetts Tax-Exempt Fund	3.91%	2.64%

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  The fund’s inception date.

2  Derived from data provided by Lipper Inc.

A sensible allocation plan for unsettling times

As stock markets have tumbled, and even typically staid segments of the investment markets such as municipal securities have endured high levels of volatility, the temptation to “do something” has no doubt been strong. Our experience suggests that, more often than not, such an emotional response is counterproductive.

We’ve found that a sensible approach even in turbulent markets—and it’s worth noting that, while extreme, the recent turmoil is not unprecedented—is to determine a mix of stock, bond, and money market funds appropriate for your goals and circumstances, and then stick with it through the good times and bad. A balanced, well-diversified portfolio provides you both with some protection from the stock market’s deepest swoons and the opportunity to participate in its potential for long-term growth.

The Massachusetts Tax-Exempt Fund can play an important role in such a portfolio, particularly for investors in high tax brackets. And, by keeping expenses low, your fund’s advisor enables you to capture more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

December 15, 2008

Advisor’s Report

For the fiscal year ended November 30, 2008, Vanguard Massachusetts Tax-Exempt Fund returned –2.72%, as bond prices declined. The fund outperformed its peer group.

The investment environment

Credit-market problems that first surfaced in mid-2007 intensified during the past 12 months, ultimately leading to a severe disruption of the market’s normal lending and borrowing activity. By the end of the period, the Federal Reserve Board had lowered its target for the federal funds rate, a benchmark for short-term rates, to 1.00%, from 4.50% at the start. (On December 16, 2008, after the close of the fiscal period, the Fed established a rate target of 0% to 0.25%.)

As the tentacles of the subprime-loan crisis gripped the credit markets, municipal securities (and just about every other fixed income investment) underperformed U.S. Treasuries, which rallied amid a global flight to quality. Weakness in the municipal market also reflected concern about the financial strength of municipal bond insurers and forced selling by investors who had bought municipals with borrowed money. As asset prices declined, these borrowers sold municipals to meet margin requirements. The net effect was to cheapen high-quality tax-exempt bonds to extraordinarily attractive levels, particularly on an after-tax basis.

A by-product of these developments was a sharp drop in the supply of new securities. Outflows experienced by

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2007	2008
2 years	3.18%	2.13%
5 years	3.26	2.93
10 years	3.62	4.02
30 years	4.32	5.38

Source: Vanguard.

mutual fund companies and a lack of support from other institutional buyers made the placement of new issues difficult. As a result, issuers came to market only on an as-needed basis. Massachusetts was an exception to broader decline in new issuance. During the past 12 months, Massachusetts issuers brought $12.3 billion in new securities to market, up modestly from $11.7 billion a year ago.

Management of the fund

Vanguard Fixed Income Group has always looked through the insurance wrapper to the underlying quality of the municipal issuer. As the monoline insurers were downgraded, this long-standing approach proved beneficial, limiting our exposure to bonds that were repriced by the market to reflect their lower underlying credit quality. As usual, we maintained a quality bias in our purchases, which helped us to avoid some of the market’s pitfalls for the fiscal year.

The Massachusetts Tax-Exempt Fund’s customary focus on the market’s higher-quality securities enhanced its performance compared with that of its peer group as investors retreated from risk. During the past 12 months, the fund’s duration (a measure of interest rate sensitivity) remained within its typical range. This positioning had a modest impact on relative performance.

Outlook

Municipal governments are beginning to feel the effects of the economic slowdown. The contraction has been surprisingly swift and broad-based. Going forward, we will have to pay close attention to credit dynamics. The credit quality of issuers will become more of a focus for the market over the coming year.

We approach the new fiscal year confident that shareholders can rely on Vanguard Massachusetts Tax-Exempt Fund’s broad diversification and our experienced credit-research team to take advantage of the opportunities that arise in the municipal market. And as always, the fund’s low expense ratio enhances our clients’ share of the returns produced by these efforts.

Marlin G. Brown, Portfolio Manager Vanguard Fixed Income Group December 19, 2008

Massachusetts Tax-Exempt Fund

Fund Profile

As of November 30, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	203	7,629	44,181
Yield[3]	4.2%	4.8%	4.7%
Yield to Maturity	4.4%[4]	4.8%	4.7%
Average Coupon	4.9%	5.0%	5.0%
Average Effective
Maturity	11.1 years	9.9 years	12.8 years
Average Quality	AA	AA	AA
Average Duration	7.0 years	7.6 years	8.1 years
Expense Ratio
(11/30/2007)[5]	0.13%	—	—
Short-Term Reserves	4.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.98
Beta	1.15	1.09

Distribution by Maturity (% of portfolio)

Under 1 Year	7.9%
1–5 Years	24.1
5–10 Years	24.6
10–20 Years	22.5
20–30 Years	19.9
Over 30 Years	1.0

Distribution by Credit Quality (% of portfolio)

AAA	44.3%
AA	37.4
A	13.0
BBB	4.4
Other	0.9

Investment Focus

1  Barclays Capital 10 Year Municipal Bond Index.

2  Barclays Capital Municipal Bond Index.

3  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.

4  Before expenses.

5  The expense ratio shown is from the prospectus dated March 28, 2008. For the fiscal year ended November 30, 2008, the expense ratio was 0.12%.

6  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 9, 1998–November 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2008			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Massachusetts Tax-Exempt Fund[2]	–2.72%	2.51%	3.91%	$14,659
Barclays Capital Municipal Bond Index	–3.61	2.58	4.11	14,943
Barclays Capital 10 Year Municipal Bond Index	–0.42	3.24	4.46	15,451
Average Massachusetts Municipal Debt Fund[3]	–8.40	0.76	2.64	12,971

1  Performance for the fund and its comparative standards is calculated since the fund’s inception: December 9, 1998.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Derived from data provided by Lipper Inc.

Massachusetts Tax-Exempt Fund

Fiscal-Year Total Returns (%): December 9, 1998–November 30, 2008
				Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	–7.5%	4.1%	–3.4%	–0.8%
2000	3.8	5.4	9.2	7.7
2001	3.9	5.0	8.9	8.2
2002	0.8	4.8	5.6	6.7
2003	2.2	4.5	6.7	6.9
2004	–0.9	4.2	3.3	4.0
2005	–0.6	4.1	3.5	3.0
2006	2.2	4.3	6.5	6.2
2007	–2.0	4.2	2.2	3.5
2008	–6.7	4.0	–2.7	–0.4

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Massachusetts Tax-Exempt Fund[2]	12/09/1998	–1.45%	2.65%	–0.50%	4.48%	3.98%

1  Barclays Capital 10 Year Municipal Bond Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Financial Statements

Statement of Net Assets

As of November 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.9%)
Massachusetts (94.6%)
Beverly MA GO	5.250%	11/1/12 (1)	1,925	2,088
Beverly MA GO	5.250%	11/1/13 (1)	1,855	2,029
Boston MA Convention Center Rev.	5.000%	5/1/18 (2)	4,975	5,032
Boston MA GO	5.750%	2/1/10 (Prere.)	1,955	2,048
Boston MA GO	5.000%	2/1/12 (1)(Prere.)	3,765	4,071
Boston MA GO	5.000%	3/1/16	7,295	7,963
Boston MA Housing Auth. Rev.	5.000%	4/1/23 (4)	2,000	1,915
Boston MA Housing Auth. Rev.	5.000%	4/1/25 (4)	5,440	5,115
Boston MA Special Obligation Rev.
(Boston City Hosp.)	5.000%	8/1/17 (1)	2,000	2,067
Boston MA Water & Sewer Comm. Rev.	5.750%	11/1/13	460	496
Chelsea MA GO	5.500%	6/15/09 (2)	90	92
Foxborough MA Stadium Infrastructure
Improvement Rev.	5.750%	6/1/10 (Prere.)	2,500	2,674
Framingham MA Housing Auth. Mortgage Rev.	6.200%	2/20/21	900	942
Framingham MA Housing Auth. Mortgage Rev.	6.350%	2/20/32	2,000	2,025
Holyoke MA Gas & Electric Dept. Rev.	5.000%	12/1/21 (1)	2,395	2,337
Littleton MA GO	5.000%	1/15/22 (1)	1,280	1,264
Lynn MA GO	5.250%	6/1/13 (2)	1,530	1,568
Massachusetts Bay Transp. Auth. Rev.	7.000%	3/1/09	2,000	2,029
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/10 (Prere.)	3,950	4,169
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/10 (Prere.)	630	665
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/14	5,000	5,513
Massachusetts Bay Transp. Auth. Rev.	6.200%	3/1/16	5,325	5,901
Massachusetts Bay Transp. Auth. Rev.	5.000%	7/1/18 (Prere.)	10,000	10,864
Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/22	5,285	5,624
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/23	5,325	5,509
Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/24	2,500	2,640
Massachusetts Bay Transp. Auth. Rev.	5.000%	7/1/27	5,000	4,899
Massachusetts Bay Transp. Auth. Rev.	0.000%	7/1/29	1,020	274
Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/29 (1)	3,000	3,078
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/30	420	404
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/34	2,500	2,431
Massachusetts College Building Auth. Rev.	0.000%	5/1/17 (10)	3,340	2,157
Massachusetts College Building Auth. Rev.	5.000%	5/1/38 (12)	15,000	13,451
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/18	2,000	1,943
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/20	3,105	2,901

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/22	3,985	3,603
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/23	3,710	3,321
Massachusetts Dev. Finance Agency Rev.	5.000%	1/1/36 (12)	10,000	8,926
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	6.000%	5/15/29 (2)	1,400	1,457
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	5.000%	10/1/35 (2)	2,000	1,686
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	5.375%	5/15/39	1,575	1,408
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	5.000%	7/1/42	5,000	4,431
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.) VRDO	0.600%	12/1/08 LOC	1,700	1,700
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.) VRDO	0.600%	12/1/08 LOC	1,900	1,900
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.) VRDO	0.740%	12/1/08 LOC	2,100	2,100
Massachusetts Dev. Finance Agency Rev.
(College of Pharmacy and Allied Health Services)	5.750%	7/1/13 (Prere.)	1,000	1,143
Massachusetts Dev. Finance Agency Rev.
(Deerfield Academy)	5.000%	10/1/28	1,500	1,468
Massachusetts Dev. Finance Agency Rev.
(Draper Laboratory)	5.750%	9/1/25	5,000	4,910
Massachusetts Dev. Finance Agency Rev.
(Jewish Philanthropies)	5.250%	2/1/22	2,750	2,773
Massachusetts Dev. Finance Agency Rev.
(Mount Holyoke College)	5.250%	7/1/31	4,000	3,827
Massachusetts Dev. Finance Agency Rev.
(Mount Holyoke College)	5.000%	7/1/36	5,000	4,503
Massachusetts Dev. Finance Agency Rev.
(Neville Communities)	6.000%	6/20/44	1,500	1,455
Massachusetts Dev. Finance Agency Rev.
(Simmons College)	5.250%	10/1/33 (10)	6,000	4,832
Massachusetts Dev. Finance Agency Rev.
(Smith College)	5.750%	7/1/10 (Prere.)	1,195	1,275
Massachusetts Dev. Finance Agency Rev.
(Smith College)	5.750%	7/1/10 (Prere.)	3,000	3,202
Massachusetts Dev. Finance Agency Rev.
(Smith College)	5.000%	7/1/35	8,000	7,288
Massachusetts Dev. Finance Agency Rev.
(Suffolk Univ.)	5.850%	7/1/09 (Prere.)	2,000	2,076
Massachusetts Dev. Finance Agency Rev.
(Western New England College)	5.875%	12/1/12 (Prere.)	600	657
Massachusetts Dev. Finance Agency Rev.
(Western New England College)	6.125%	12/1/12 (Prere.)	1,000	1,142
Massachusetts Dev. Finance Agency Rev.
(Xaverian Brothers High School)	5.550%	7/1/19	1,000	895
Massachusetts Dev. Finance Agency Rev.
(Xaverian Brothers High School)	5.650%	7/1/29	1,500	1,189
Massachusetts GAN	5.125%	12/15/10	1,480	1,498
Massachusetts GAN	5.125%	12/15/12	1,750	1,771
Massachusetts GAN	5.750%	6/15/14	9,665	10,322
Massachusetts GO	5.625%	6/1/10 (Prere.)	1,450	1,534
Massachusetts GO	5.500%	11/1/11 (4)	10,000	10,791

Massachusetts Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Massachusetts GO	5.000%	8/1/12		4,945	5,309
Massachusetts GO	5.000%	9/1/12		2,170	2,332
Massachusetts GO	5.500%	11/1/12	(4)	9,000	9,841
Massachusetts GO	5.000%	8/1/15	(4)	10,000	10,873
Massachusetts GO	5.000%	9/1/15	(Prere.)	5,000	5,581
Massachusetts GO	5.500%	11/1/17		5,000	5,536
Massachusetts GO	5.250%	8/1/18	(4)	5,060	5,471
Massachusetts GO	5.500%	10/1/18		4,955	5,444
Massachusetts GO	5.500%	10/1/18	(4)	10,200	11,208
Massachusetts GO	5.500%	11/1/19	(4)	5,550	6,036
Massachusetts GO	5.000%	8/1/22		4,500	4,537
Massachusetts GO	5.250%	8/1/22		5,000	5,182
Massachusetts GO	5.000%	8/1/28		4,535	4,370
Massachusetts GO	5.500%	8/1/30	(2)	10,000	10,203
Massachusetts GO VRDO	0.950%	12/1/08		9,000	9,000
Massachusetts GO VRDO	0.950%	12/1/08		1,500	1,500
Massachusetts Health & Educ. Fac. Auth. Rev.
(Baystate Medical Center)	5.750%	7/1/33		5,000	4,297
Massachusetts Health & Educ. Fac. Auth. Rev.
(Berklee College of Music)	5.000%	10/1/26		6,255	5,607
Massachusetts Health & Educ. Fac. Auth. Rev.
(Berklee College of Music)	5.000%	10/1/27		5,575	4,979
Massachusetts Health & Educ. Fac. Auth. Rev.
(Boston Medical Center)	5.000%	7/1/19	(1)	50	43
Massachusetts Health & Educ. Fac. Auth. Rev.
(Boston Medical Center)	5.000%	7/1/28		3,000	2,087
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caregroup)	5.000%	7/1/13		5,200	4,998
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caregroup)	5.125%	7/1/33		3,000	2,069
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caritas Christi Obligated Group)	6.750%	7/1/16		2,000	1,972
Massachusetts Health & Educ. Fac. Auth. Rev.
(Dana-Farber Cancer Institute)	5.000%	12/1/37		5,000	3,972
Massachusetts Health & Educ. Fac. Auth. Rev.
(Harvard Univ.)	6.250%	4/1/20		1,000	1,159
Massachusetts Health & Educ. Fac. Auth. Rev.
(Harvard Univ.)	5.125%	7/15/37		9,350	9,043
Massachusetts Health & Educ. Fac. Auth. Rev.
(Lahey Clinic Medical Center)	5.250%	8/15/37		8,000	6,384
Massachusetts Health & Educ. Fac. Auth. Rev.
(Massachusetts General Hosp.)	6.250%	7/1/12	(2)	320	339
Massachusetts Health & Educ. Fac. Auth. Rev.
(Milton Hosp.)	5.500%	7/1/10		520	509
Massachusetts Health & Educ. Fac. Auth. Rev.
(Milton Hosp.)	5.500%	7/1/16		1,235	1,128
Massachusetts Health & Educ. Fac. Auth. Rev.
(MIT)	5.250%	7/1/21		6,765	7,188
Massachusetts Health & Educ. Fac. Auth. Rev.
(MIT)	5.250%	7/1/30		5,000	5,058
Massachusetts Health & Educ. Fac. Auth. Rev.
(Museum Fine) VRDO	0.850%	12/1/08		3,800	3,800
Massachusetts Health & Educ. Fac. Auth. Rev.
(New England Medical Center Hosp.)	5.375%	5/15/12	(3)(Prere.)	2,580	2,824
Massachusetts Health & Educ. Fac. Auth. Rev.
(New England Medical Center Hosp.)	5.375%	5/15/12	(3)(Prere.)	3,000	3,268

Massachusetts Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(New England Medical Center Hosp.)	5.375%	5/15/13 (3)	1,255	1,271
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Northeastern Univ.)	5.000%	10/1/33	3,000	2,608
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Partners Healthcare System)	5.250%	7/1/11	2,080	2,117
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Partners Healthcare System)	5.250%	7/1/12	2,850	2,894
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Partners Healthcare System)	5.250%	7/1/14	1,000	1,026
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Partners Healthcare System)	5.250%	7/1/15 (1)	390	391
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Partners Healthcare System)	5.250%	7/1/15	3,000	3,078
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Partners Healthcare System)	5.375%	7/1/24 (1)	1,605	1,523
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Simmons College)	5.000%	10/1/13 (3)(Prere.)	1,090	1,196
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Simmons College)	5.000%	10/1/13 (3)(Prere.)	1,175	1,289
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Sterling & Francine Clark)	5.000%	7/1/36	8,000	7,205
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Tufts Univ.)	5.250%	2/15/30	2,000	1,923
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Univ. of Massachusetts Memorial
	Health Care Inc.)	5.250%	7/1/14 (2)	1,000	968
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Univ. of Massachusetts Memorial
	Health Care Inc.)	6.500%	7/1/21	5,000	4,589
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Univ. of Massachusetts Memorial
	Health Care Inc.)	6.625%	7/1/32	1,000	853
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Univ. of Massachusetts)	5.875%	10/1/10 (3)(Prere.)	4,000	4,336
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Univ. of Massachusetts)	5.125%	10/1/27 (1)	1,850	1,732
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Univ. of Massachusetts/Worcester)	5.125%	10/1/11 (3)(Prere.)	435	470
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Univ. of Massachusetts/Worcester)	5.250%	10/1/12 (1)(Prere.)	4,000	4,390
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Univ. of Massachusetts/Worcester)	5.125%	10/1/23 (3)	565	543
1	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Wellesley College)	5.000%	7/1/23	2,400	2,420
	Massachusetts Health & Educ. Fac. Auth. Rev.
	(Williams College)	5.000%	7/1/31	5,000	4,829
	Massachusetts Housing Finance
	Agency Housing Rev.	5.125%	12/1/28	4,000	3,613
	Massachusetts Muni. Wholesale Electric Co.
	Power System Rev.	5.000%	7/1/10 (2)(ETM)	815	838
	Massachusetts Muni. Wholesale Electric Co.
	Power System Rev.	5.250%	7/1/12 (1)	2,975	3,139
	Massachusetts Muni. Wholesale Electric Co.
	Power System Rev.	5.250%	7/1/13 (1)	3,255	3,402

Massachusetts Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Massachusetts Muni. Wholesale Electric Co.
	Power System Rev.	5.250%	7/1/16 (1)	4,500	4,590
	Massachusetts Port Auth. Rev.	5.750%	7/1/10	1,000	1,055
	Massachusetts Port Auth. Rev.	5.500%	7/1/16 (4)	10,000	11,042
	Massachusetts Port Auth. Rev.	5.000%	7/1/17 (4)	9,600	10,209
	Massachusetts School Building Auth.
	Dedicated Sales Tax Rev.	5.000%	8/15/18 (4)	10,000	10,499
	Massachusetts School Building Auth.
	Dedicated Sales Tax Rev.	5.000%	8/15/24 (4)	15,000	15,050
	Massachusetts School Building Auth.
	Dedicated Sales Tax Rev.	5.000%	8/15/25 (4)	10,125	10,130
	Massachusetts School Building Auth.
	Dedicated Sales Tax Rev.	5.000%	8/15/26 (4)	8,000	7,807
	Massachusetts School Building Auth.
	Dedicated Sales Tax Rev.	4.500%	8/15/27 (2)	7,225	6,364
	Massachusetts School Building Auth.
	Dedicated Sales Tax Rev.	4.750%	8/15/32 (2)	9,360	8,189
2	Massachusetts School Building Auth.
	Dedicated Sales Tax Rev. TOB VRDO	1.730%	12/8/08 (4)	8,175	8,175
	Massachusetts Special
	Obligation Dedicated Tax Rev.	5.500%	1/1/27 (1)	15,000	14,948
	Massachusetts Special Obligation Rev.	5.000%	12/15/09 (4)	3,010	3,125
	Massachusetts Special Obligation Rev.	5.000%	12/15/13 (4)	1,895	2,047
	Massachusetts Turnpike Auth. Rev.
	(Metro. Highway System)	0.000%	1/1/20 (1)	3,000	1,600
	Massachusetts Turnpike Auth. Rev.
	(Metro. Highway System)	0.000%	1/1/25 (1)	5,000	1,866
	Massachusetts Turnpike Auth. Rev.
	(Metro. Highway System)	0.000%	1/1/28 (1)	7,000	2,089
	Massachusetts Water Pollution Abatement Trust	5.375%	8/1/09 (Prere.)	1,435	1,491
	Massachusetts Water Pollution Abatement Trust	5.750%	8/1/09 (Prere.)	615	641
	Massachusetts Water Pollution Abatement Trust	5.250%	8/1/15 (Prere.)	4,460	5,041
	Massachusetts Water Pollution Abatement Trust	5.000%	8/1/16	5,000	5,435
	Massachusetts Water Pollution Abatement Trust	5.250%	8/1/17	540	578
	Massachusetts Water Pollution Abatement Trust	5.250%	8/1/17	5,000	5,480
	Massachusetts Water Pollution Abatement Trust	5.250%	8/1/22	3,500	3,677
	Massachusetts Water Pollution Abatement Trust	5.375%	8/1/27	2,565	2,574
	Massachusetts Water Pollution Abatement Trust	5.500%	8/1/29	1,000	1,003
	Massachusetts Water Pollution Abatement Trust	5.750%	8/1/29	2,490	2,529
	Massachusetts Water Pollution Abatement Trust	5.250%	8/1/30	5,000	5,025
	Massachusetts Water Resources Auth. Rev.	6.000%	12/1/11 (3)	4,120	4,369
	Massachusetts Water Resources Auth. Rev.	5.250%	8/1/32 (4)	5,000	4,920
	Narragansett MA Regional School Dist. GO	6.500%	6/1/13 (2)	1,210	1,288
	Newton Massachusetts School Dist.	4.500%	6/15/34	5,095	4,413
	Pittsfield MA GO	5.000%	4/15/18 (1)	1,000	1,009
	Quaboag MA Regional School Dist. GO	5.500%	6/1/18 (4)	1,355	1,415
	Quaboag MA Regional School Dist. GO	5.500%	6/1/19 (4)	1,355	1,415
	Rail Connections Inc. Massachusetts Rev.	5.300%	7/1/09 (ETM)	340	349
	Rail Connections Inc. Massachusetts Rev.	5.400%	7/1/09 (Prere.)	520	544
	Rail Connections Inc. Massachusetts Rev.	5.500%	7/1/09 (Prere.)	1,175	1,230
	Rail Connections Inc. Massachusetts Rev.	6.000%	7/1/09 (Prere.)	570	598
	Rail Connections Inc. Massachusetts Rev.	6.000%	7/1/09 (Prere.)	1,030	1,081
	Route 3 North Transp. Improvement Assn.
	Massachusetts Lease Rev.	5.375%	6/15/10 (1)(Prere.)	2,500	2,639
	Shrewsbury MA GO	5.000%	8/15/13	1,030	1,088
	Shrewsbury MA GO	5.000%	8/15/17	1,900	1,997

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Shrewsbury MA GO	5.000%	8/15/18	3,185	3,274
Shrewsbury MA GO	5.000%	8/15/19	1,000	1,023
Tantasqua MA Regional School Dist. GO	5.125%	8/15/10 (4)(Prere.)	2,575	2,746
Univ. of Massachusetts Building Auth.
Refunding Rev.	6.875%	5/1/14 (ETM)	1,000	1,157
Univ. of Massachusetts Building Auth. Rev.	5.125%	11/1/10 (Prere.)	1,135	1,205
Univ. of Massachusetts Building Auth. Rev.	5.500%	11/1/10 (2)(Prere.)	2,600	2,778
Univ. of Massachusetts Building Auth. Rev.	5.500%	11/1/10 (2)(Prere.)	2,400	2,564
Univ. of Massachusetts Health & Educ.
Fac. Auth. Rev.	5.000%	11/1/21 (2)	5,680	5,664
Univ. of Massachusetts Health & Educ.
Fac. Auth. Rev.	5.000%	11/1/22 (2)	2,695	2,660
Univ. of Massachusetts Health & Educ.
Fac. Auth. Rev.	5.000%	11/1/23 (2)	1,760	1,683
Univ. of Massachusetts Health & Educ.
Fac. Auth. Rev.	5.000%	11/1/24 (2)	1,980	1,872
Univ. of Massachusetts Health & Educ.
Fac. Auth. Rev.	5.000%	11/1/25 (2)	1,990	1,862
Westfield MA GO	5.000%	5/1/10 (3)(Prere.)	1,715	1,809
Worcester MA GO	5.500%	10/1/09 (1)	1,000	1,025
Worcester MA GO	5.750%	4/1/10 (4)(Prere.)	1,000	1,063
Worcester MA GO	5.625%	8/15/10 (3)(Prere.)	1,640	1,763
Worcester MA GO	5.500%	8/15/14 (1)	1,445	1,487
Worcester MA GO	5.500%	8/15/15 (1)	1,190	1,219
Worcester MA GO	5.250%	8/15/21 (1)	1,500	1,435
				671,954
Puerto Rico (3.7%)
Puerto Rico Electric Power Auth. Rev.	5.500%	7/1/17 (1)	5,000	4,826
Puerto Rico GO	5.500%	7/1/19 (2)	2,500	2,339
Puerto Rico GO	5.500%	7/1/22 (3)	3,500	3,120
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/12 (3)	5,080	5,135
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.250%	7/1/12 (Prere.)	1,100	1,190
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.250%	7/1/36	400	301
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	2,015	2,182
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	665	720
Puerto Rico Public Finance Corp.	5.125%	6/1/24 (2)(ETM)	2,155	2,166
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (4)(ETM)	4,000	4,445
				26,424
Virgin Islands (0.3%)
Virgin Islands Public Finance Auth. Rev.	5.000%	10/1/09	1,450	1,463
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/20	1,000	849
				2,312
Guam (0.3%)
Guam Econ. Dev. & Comm. Auth. Rev.	5.250%	6/1/32	2,420	1,700
Total Tax-Exempt Municipal Bonds (Cost $735,653)				702,390
Other Assets and Liabilities (1.1%)
Other Assets				11,580
Liabilities				(3,700)
				7,880
Net Assets (100%)
Applicable to 75,231,578 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				710,270
Net Asset Value Per Share				$9.44

Massachusetts Tax-Exempt Fund

At November 30, 2008, net assets consisted of:
Amount
($000)

Paid-in Capital	754,787
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(10,520)
Unrealized Appreciation (Depreciation)
Investment Securities	(33,263)
Futures Contracts	(734)
Net Assets	710,270

•  See Note A in Notes to Financial Statements.

1  Securities with a value of $1,512,000 have been segregated as initial margin for open futures contracts.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the value of this security represented 1.2% of net assets.

See accompanying Notes, which are an integral part of the Financial Statements.

A key to abbreviations and other references follows the Statement of Net Assets.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) National Indemnity Co. (Berkshire Hathaway).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2008
($000)
Investment Income
Income
Interest	31,600
Total Income	31,600
Expenses
The Vanguard Group—Note B
Investment Advisory Services	70
Management and Administrative	608
Marketing and Distribution	193
Custodian Fees	7
Auditing Fees	23
Shareholders’ Reports	7
Trustees’ Fees and Expenses	1
Total Expenses	909
Expenses Paid Indirectly	(5)
Net Expenses	904
Net Investment Income	30,696
Realized Net Gain (Loss)
Investment Securities Sold	(4,784)
Futures Contracts	(1,642)
Realized Net Gain (Loss)	(6,426)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(45,982)
Futures Contracts	(737)
Change in Unrealized Appreciation (Depreciation)	(46,719)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,449)

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,696	26,518
Realized Net Gain (Loss)	(6,426)	(1,967)
Change in Unrealized Appreciation (Depreciation)	(46,719)	(10,000)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,449)	14,551
Distributions
Net Investment Income	(30,696)	(26,518)
Realized Capital Gain	—	—
Total Distributions	(30,696)	(26,518)
Capital Share Transactions
Issued	300,403	235,045
Issued in Lieu of Cash Distributions	22,957	19,084
Redeemed	(244,024)	(131,445)
Net Increase (Decrease) from Capital Share Transactions	79,336	122,684
Total Increase (Decrease)	26,191	110,717
Net Assets
Beginning of Period	684,079	573,362
End of Period	710,270	684,079

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.12	$10.33	$10.12	$10.18	$10.27
Investment Operations
Net Investment Income	.414	.424	.427	.417	.418
Net Realized and Unrealized Gain (Loss)
on Investments	(.680)	(.210)	.218	(.060)	(.090)
Total from Investment Operations	(.266)	.214	.645	.357	.328
Distributions
Dividends from Net Investment Income	(.414)	(.424)	(.427)	(.417)	(.418)
Distributions from Realized Capital Gains	—	—	(.008)	—	—
Total Distributions	(.414)	(.424)	(.435)	(.417)	(.418)
Net Asset Value, End of Period	$9.44	$10.12	$10.33	$10.12	$10.18

Total Return[1]	–2.72%	2.15%	6.54%	3.53%	3.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$710	$684	$573	$497	$450
Ratio of Total Expenses to
Average Net Assets	0.12%	0.13%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.17%	4.19%	4.22%	4.07%	4.08%
Portfolio Turnover Rate	29%	16%	5%	9%	7%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Massachusetts Tax-Exempt Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2008, the fund had contributed capital of $73,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2008, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of 0.00% of average net assets).

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, the fund had available realized losses of $9,381,000 to offset future net capital gains of $99,000 through November 30, 2014, $1,612,000 through November 30, 2015, and $7,670,000 through November 30, 2016.

The fund had realized losses totaling $1,873,000 through November 30, 2008, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2008, the cost of investment securities for tax purposes was $737,526,000. Net unrealized depreciation of investment securities for tax purposes was $35,136,000, consisting of unrealized gains of $6,031,000 on securities that had risen in value since their purchase and $41,167,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2008, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note	(160)	19,355	(440)
30-Year U.S. Treasury Bond	(71)	9,051	(294)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended November 30, 2008, the fund purchased $290,917,000 of investment securities and sold $205,672,000 of investment securities, other than temporary cash investments.

Massachusetts Tax-Exempt Fund

F. Capital shares issued and redeemed were:

	Year Ended November 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	30,292	23,210
Issued in Lieu of Cash Distributions	2,333	1,887
Redeemed	(24,982)	(13,012)
Net Increase (Decrease) in Shares Outstanding	7,643	12,085

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted Prices	—	(734)
Level 2—Other Significant Observable Inputs	702,390	—
Level 3—Significant Unobservable Inputs	—	—
Total	702,390	(734)

Report of Independent Registered

Public Accounting Firm

To the Trustees and Shareholders of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the “Fund”) at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 20, 2009

Special 2008 tax information (unaudited) for Vanguard Massachusetts Tax-Exempt Fund

This information for the fiscal year ended November 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	5/31/2008	11/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$958.49	$0.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.42	0.66

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	James M. Norris
Mortimer J. Buckley	Ralph K. Packard
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Michael S. Miller

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
prospectus or the Statement of Additional Information	publicinfo@sec.gov or via regular mail addressed to the
contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1680 012009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2008: $23,000

Fiscal Year Ended November 30, 2007: $22,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2008: $3,055,590

Fiscal Year Ended November 30, 2007: $2,835,320

(b)   Audit-Related Fees.

Fiscal Year Ended November 30, 2008: $626,240

Fiscal Year Ended November 30, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended November 30, 2008: $230,400

Fiscal Year Ended November 30, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended November 30, 2008: $0

Fiscal Year Ended November 30, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2008: $230,400

Fiscal Year Ended November 30, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Vanguard Massachusetts Tax-Exempt Funds

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Vanguard Massachusetts Tax-Exempt Funds

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 16, 2009

Vanguard Massachusetts Tax-Exempt Funds

BY:	/s/ THOMAS J. HIGGINS *
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 16, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.